UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14 (a) of the Securities
                    Exchange Act of 1934 (Amendment No.___)

|X|Filed by the Registrant    [ ]Filed by a Party other than the Registrant

Check the appropriate box:

[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as permitted by rule 14-A-6 (e)(2))
|X| Definitive Proxy Statement [ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant toss.240.14a-12

                           Heritage Bankshares, Inc.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person (s) Filing Proxy Statement, if other than the Registrant)

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|X|No fee required
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previously. Identify the previous filing by registration statement number or the
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

                            Heritage Bankshares, Inc.
                              200 East Plume Street
                             Norfolk, Virginia 23510
                            Telephone (757) 523-2600

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             Wednesday, May 26, 2004

To Our Shareholders:

         The annual meeting of shareholders of Heritage Bankshares, Inc. (the "Company") will be held at the Courtyard by Marriott Hotel, 520 Plume Street, Norfolk, Virginia 23510, on Wednesday, May 26, 2004, at 11:00 a.m. to vote on these proposals:

         To elect four directors to the Company's Board of Directors (the "Board of Directors") for three year terms, ending in 2007.

         To ratify the appointment by the Board of Directors of Witt Mares Eggleston Smith, PLC as independent accountants of the Company for the year ending December 31, 2004; and

         To transact such other business as may properly come before the meeting and any adjournment thereof.

         Shareholders of record at the close of business on April 8, 2004 are entitled to notice of, and to vote at, the meeting.

                                By order of the Board of Directors,

                       Robert J. Keogh        Peter M. Meredith, Jr.
                       President              Chairman of the Board of Directors


Norfolk, Virginia
April 19, 2004


YOUR VOTE IS IMPORTANT

Whether or not you expect to attend the meeting in person, the Company urges you to sign, date and return the accompanying proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly returning a signed and dated proxy card will save the Company the extra expense of additional solicitation. Your proxy is revocable at your request any time before it is voted. If you attend the meeting, you may vote in person if you wish even if you have previously returned your proxy card.

                            HERITAGE BANKSHARES, INC.
                 200 East Plume Street o Norfolk, Virginia 23510
                            Telephone (757) 523-2600

                                 PROXY STATEMENT

                       GENERAL PROXY STATEMENT INFORMATION

         This proxy statement is furnished in connection with the solicitation by the management of Heritage Bankshares, Inc. (the "Company"), on behalf of the Board of Directors of the Company (the "Board of Directors"), of proxies to be voted at the annual meeting of shareholders of the Company to be held at 11:00 a.m. at the Courtyard by Marriott Hotel, 520 Plume Street, Norfolk, Virginia 23510 on Wednesday, May 26, 2004 or any adjournment thereof. This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about April 19, 2004.

Shareholders Entitled to Vote

         The record date for the meeting is April 8, 2004. Only shareholders of record as of the close of business on that date are entitled to notice of and to vote at the meeting.

         On the record date there were 836,500 shares of common stock issued and outstanding. Each share is entitled to one vote on each matter brought before meeting.

Copies of our Annual Report

         The Company will provide without charge, upon the written request of any shareholder, additional copies of its Annual Report for the fiscal year ended December 31, 2003, on Form 10-KSB, including the financial statements and the schedules attached thereto, which was filed with the Securities and Exchange Commission on March 29, 2004. Shareholders of record on March 26, 2004 and beneficial owners of such securities should submit requests for copies of the report to Catherine P. Jackson, Executive Vice-President, Heritage Bank & Trust, at 1450 South Military Highway, Suite 1, Chesapeake, Virginia 23320.

Method and Cost of Proxy Solicitation

         All costs of this solicitation will be borne by the Company. Proxies may be solicited by regular employees of the Company or its subsidiary, Heritage Bank & Trust (the "Bank"), at a nominal cost by telephone or visit, and brokers and nominees will be reimbursed for their expenses in soliciting proxies from beneficial owners.

         All properly executed proxies in the accompanying form received by the Company prior to the meeting will be voted at the meeting in accordance with any direction noted on the proxies. Any shareholder who returns a proxy may revoke it at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by (i) delivering written notice of revocation to the Secretary of the Company at the Company's principal executive offices, (ii) executing and delivering to the Company another proxy dated as of a later date, or (iii) voting in person at the meeting.

         Except for the election of directors, the affirmative vote of a majority of those shares present and voting (represented in person or by properly executed proxy) on the action will be required to approve any action to be taken at the meeting. The election of directors of the Company will be determined by a plurality of votes cast (in person or by properly executed proxy). Abstentions and shares held in street name ("Broker Shares") voted as to any matter at the meeting will be included in determining the number of shares present or represented at the meeting. Broker Shares that are not voted on any matter at the meeting will not be included in determining the number of shares present or represented at the meeting.

                         ITEM 1 - ELECTION OF DIRECTORS

                              DIRECTOR INFORMATION

         The bylaws of the Company currently provide for 12 directors. Currently, only ten (10) directors have been elected to the Board of Directors. The two (2) vacancies are due to a retirement in 2003 and a resignation in 2002. The Board of Directors is divided into three classes of directors, with three
(3) to four (4) directors elected in each class.

         The Nominating Committee of the Board of Directors, at its meeting on March 1, 2004, recommended the following nominees to serve as directors of the Company, each of whom is now serving as a director of the Company. Certain information concerning the nominees is set forth below. Please note that proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. If elected, they will serve for a term expiring at the 2007 annual meeting of shareholders.

         It is the intention of the Board of Directors, unless shareholders specify otherwise by their proxies, to vote for the election of the nominees named below. Although the Board of Directors does not expect that any of the persons named will be unable to serve as a director, should any of them be unable to accept nomination or election, it is intended that shares represented by the accompanying form of proxy will be voted by the proxy holders for such other person or persons as may be designated by the current Board of Directors.

Name, Age, Principal Occupation or
Employment During Last Five Years                                                       Director Since
---------------------------------                                                       --------------
James A. Cummings, (61)                                                                       1992
President, Southern Atlantic Label Company, Inc.

Robert J. Keogh, (55)                                                                         1988
President and Chief Executive Officer, Heritage Bank & Trust
Director of Bonsecours Hampton Roads Health Systems, Inc. since 2002

Peter M Meredith, Jr., (52)                                                                   1992
President and Chief Executive Officer, Meredith Construction Company, Inc.
Chairman and a director of Waterside Capital Company since 1994

Harvey W. Roberts, III, (59)                                                                  1993
Certified Public Accountant

Recommendation and Vote Required on Item 1

The Board of Directors unanimously recommends that all shareholders vote "FOR" the slate of directors.

Directors will be elected by a plurality of the votes cast at the annual meeting, whether in person or by proxy.

                              CONTINUING DIRECTORS

         The following directors will continue in office after the annual meeting:

Name, Age, Principal Occupation or
Employment During Last Five Years                                         Director Since    Term Expires
---------------------------------                                         --------------    ------------
                                                                               1998             2006
Lisa F. Chandler, (49)
Executive Vice President, Nancy Chandler Associates, Inc.

F. Dudley Fulton (55)                                                          1988             2005
President and Chief Executive Officer, Henderson & Phillips/USI

Stephen A. Johnsen (57)                                                        1988             2006
Executive Vice President, Flagship Group, Ltd.

Thomas G. Johnson, II (35)                                                     2002             2006
Vice President, S.L. Nusbaum Realty Company

L. Allan Parrott, Jr. (38)                                                     2002             2006
President, Tidewater Fleet Supply, LLC
President, Parrott Distributing Inc.

Ross Reeves (55)                                                               1994             2005
Attorney, Willcox & Savage, P.C.

         The Company is not aware of any family relationships between any director, executive officer or person nominated or selected by the Company to become a director or executive officer.

                              Corporate Governance

Shareholder Communications with Directors

         The Board of Directors has established the following procedures for shareholder communications with the Board of Directors:

         Shareholders wishing to communicate with the Board of Directors should send any communication to Board of Directors, Heritage Bankshares, Inc., c/o Stephen A. Johnsen, Corporate Secretary, at 200 East Plume Street, Norfolk, Virginia 23510. Any such communication should state the number of shares owned by the shareholder.

         The Corporate Secretary will forward such communication to the Board of Directors or as appropriate to the particular committee Chairman, unless the communication is a personal or similar grievance, an abusive or inappropriate communication, or a communication not related to the duties or responsibilities of the Board of Directors, in which case the Corporate Secretary has the authority to disregard the communication. All such communications will be kept confidential to the extent possible.

         The Corporate Secretary will maintain a log of, and copies of, all communications for inspection and review by any member of the Board of Directors, and will regularly review all such communications with the Board of Directors or the appropriate committee Chairman.

Committees of the Board of Directors

         In 2003, the Board of Directors maintained an Executive Committee, an Audit Committee, a Compensation Committee, an Investment Committee and a specially appointed Nominating Committee.

         During 2003, the Board of Directors met twelve (12) times, and each director attended 75% or more of the meetings of the full Board of Directors and of each committee on which he or she served. All of the directors attended the 2003 annual meeting.

Executive Committee
-------------------

         Mr. Meredith serves as Chairman of the Executive Committee. Other members of the committee are Messrs. Johnsen, Roberts and Keogh. The Executive Committee met 12 times during the year ended December 31, 2003.

         The Executive Committee is delegated the power, with certain exceptions, of the Board of Directors to act in place of the full Board of Directors when it is not in session.

Audit Committee
---------------

         Mr. Roberts serves as Chairman of the Audit Committee. Other members of the committee are Ms. Chandler and Messrs. Cummings and Parrott. The Audit Committee met 3 times during the year ended December 31, 2003.

         The Board of Directors believes that the members of the Audit Committee possess, through their education and experience, the financial background necessary to serve on the Committee. The Board has not designated a member of the Audit Committee to be considered an "audit committee financial expert" under the requirements of Item 401(e) of Regulation S-B promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each of the members of the Audit Committee is an "independent director" under Rule 4200 (a) (15) of the National Association of Securities Dealers listing standards, as such standards may be amended and modified.

         The Audit Committee operates pursuant to a charter. The charter was adopted by the Board of Directors and was included as an appendix to the proxy statement for the Company's 2001 annual meeting of shareholders.

Compensation Committee
----------------------

         Mr. Reeves serves as Chairman of the Compensation Committee. Other members of the committee are Messrs. Meredith, Roberts and Parks (retired). The committee met one (1) time during the year ended December 31, 2003.

         The Compensation Committee makes recommendations to the Board of Directors as to, among other things, the compensation of the Chief Executive Officer and other compensation and benefit issues. Investment Committee

         Mr. Parrott serves as Chairman of the Investment Committee. Other members of the committee are Messrs. Johnson and Keogh.

         The Investment Committee reviews the Company's Investment Policy and recommends changes as appropriate due to market conditions, loan demand and liquidity needs.

Nominating Committee
--------------------

         Mr. Johnsen serves as Chairman of the Nominating Committee. Other members of the committee are Ms. Chandler and Mr. Fulton.

         The Nominating Committee reviews qualifications of and recommends to the Board of Directors candidates for election as director of the Company. The Executive Committee periodically performs certain duties that the Nominating Committee would perform. The Nominating Committee receives and considers nominations to the Board of Directors recommended by the shareholders provided:
(a) the nominations are made in writing, (b) the nominee is notified in advance of such recommended nomination, and (c) the nominee agrees in advance to serve if elected. The Nominating Committee met one (1) time in 2003. Each of the members of the Nominating Committee is an "independent director" as defined under Rule 4200(a)(15) of the National Association of Securities Dealers listing standards, as such standards may be amended and modified.

         Qualifications for consideration as a nominee to the Board of Directors may vary according to the particular areas of expertise that may be desired in order to complement the qualifications that already exist among directors on the Board of Directors. Among the factors that the Nominating Committee considers when evaluating proposed nominees are their independence, financial literacy, business experience, character, judgment, and strategic vision. Other considerations would be their knowledge of issues affecting the business, their leadership experience, their time available for meetings and consultation on Company matters. The Nominating Committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, the Company and its shareholders.

         Any nomination to the Board of Directors recommended by the shareholders must also meet the other requirements set forth in this proxy statement under the heading "Shareholder Proposals".

         The Nominating Committee has not yet adopted a charter under which to operate. During the coming year the Board of Directors will consider the adoption of such a charter.

Code of Business Conduct and Ethics

         The Company has adopted a Code of Ethics which applies to its principal executive officer and principal financial officer. The Code is available in the "Corporate News" section of the Company's website located at www.heritagenorfolk.com. The Code of Ethics is also available in print to any shareholder who requests it. The Company will disclose any substantive amendments to or waiver from the provisions of the Code of Ethics made with respect to the principal executive or financial officer on that website.

            STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

         The following table contains information about the beneficial ownership of the Company's common stock as of March 26, 2004, by each director, by each of the Company's executive officers for whom individual information is required to be set forth in this proxy statement under rules of the Securities and Exchange Commission, by each person known by the Company to be the holder of 5% or more of the Company's outstanding common stock, and all of the Company's directors and executive officers as a group. As of March 26, 2004, 835,750 shares of the Company's common stock were issued and outstanding. In calculating the number of shares of common stock which are beneficially owned (and thus the percentage of common stock beneficially owned) a person is deemed to own common stock if that person has the right to acquire beneficial ownership of common stock within sixty (60) days through the exercise of any option, warrant or right, or through the conversion of any security.

Name of Beneficial Owner                                Number of Shares Beneficially Owned        Percent of Class
------------------------                                -----------------------------------        ----------------

Lisa F. Chandler                                           2,642  (1)                                     *
James A. Cummings                                          8,128  (2)                                     *
F. Dudley Fulton                                          10,300  (3)                                   1.23%
Stephen A. Johnsen                                         5,618  (4)                                     *
Thomas G. Johnson, III                                     2,617  (5)                                     *
Robert J. Keogh                                           53,298  (6)                                   6.38%
Peter M. Meredith, Jr.                                    49,376  (7)                                   5.89%
L. Allan Parrott, Jr.                                      2,167  (8)                                     *
Donald F. Price                                           11,686  (9)                                   1.38%
Ross C. Reeves                                             5,842  (10)                                     *
Harvey W. Roberts, III                                    30,792 (11)                                   3.68%
Philip W. Wyne                                            42,015 (12)                                   5.02%
Bank Fund V  L.P.                                         57,215 (13)                                   6.85%

All Executive Officers and Directors as a group          182,466 (14)                                  21.19%
 * Indicates less than one percent.

(1) Includes 1,000 shares issuable upon exercise of options to purchase shares pursuant to the Company's 1999 Stock Option Plan ("1999 Stock Option Plan"). See "Compensation Pursuant to Plans" below.

(2) Includes (a) 1,500 shares owned jointly with his wife and (b) 2,000 shares issuable upon exercise of options to purchase shares pursuant to the 1999 Stock Option Plan. See "Compensation Pursuant to Plans" below.

(3) Includes 2,000 shares issuable upon exercise of options to purchase shares pursuant to the 1999 Stock Option Plan. See "Compensation Pursuant to Plans" below.

(4) Includes (a) 1,650 shares owned jointly with his wife and (b) 2,000 shares issuable upon exercise of options to purchase shares pursuant to the 1999 Stock Option Plan. See "Compensation Pursuant to Plans" below.

(5) Includes 667 shares issuable upon exercise of options to purchase shares pursuant to the 1999 Stock Option Plan. See "Compensation Pursuant to Plans" below.

(6) Includes 1,335 shares owned jointly with his wife.

(7) Includes (a) 10,960 shares held as Meredith Realty Company, L.L.C., (b) 13,208 shares held as Pomar Holding, L.L.C. (c) 3,000 shares held as Meredith Realty Associates and (d) 2,000 shares issuable upon exercise of options to purchase shares pursuant to the 1999 Stock Option Plan. See "Compensation Pursuant to Plans" below.

(8) Includes 667 shares issuable upon exercise of options to purchase shares pursuant to the 1999 Stock Option Plan. See "Compensation Pursuant to Plans" below.

(9) Includes (a) 546 shares owned jointly with his wife and (b) 10,950 shares issuable upon exercise of option to purchase shares pursuant to the Stock Option Plan for Employees. See "Compensation Pursuant to Plans" below.

(10) Includes (a) 2,642 shares beneficially owned by Peter C. Reeves and (b) 2,000 shares issuable upon exercise of options to purchase shares pursuant to the 1999 Stock Option Plan. See "Compensation Pursuant to Plans" below.

(11) Includes (a) 17,280 shares owned by his wife, (b) 3,000 shares owned jointly with his wife and (c) 2,000 shares issuable upon exercise of options to purchase shares pursuant to the 1999 Stock Option Plan. See "Compensation Pursuant to Plans" below.

(12) Based on a Schedule 13G/A filed on February 12, 2004. Includes shares beneficially owned by Bank Fund IV L.P. and Bank Fund VI L.P.

(13)  Based on information provided by Mr. Wyne on March 22, 2004.

(14) Includes 25,284 shares issuable upon exercise of options to purchase shares pursuant to the Company's Stock Option Plans.

                              DIRECTOR COMPENSATION

         Directors of the Company and directors of Heritage Bank & Trust receive $500 for each Board of Directors meeting attended and $150 for each committee meeting attended. Committee Chairs receive $200 for each committee meeting chaired.

         Under the terms of the 1999 Stock Option Plan, non-employee directors are also entitled to receive an automatic award of stock options following the first annual meeting of the shareholders of the Company that is held after such director is elected to be a member of the Board of Directors. The amount of shares covered by each automatic award of stock options is determined in the sole discretion of the Board of Directors.


                             EXECUTIVE COMPENSATION

         The table below sets forth a summary of the compensation the Company paid for the last three years to the executive offers whose salary and bonus compensation during 2003 exceeded $100,000.

SUMMARY COMPENSATION TABLE

                                                              Annual Compensation
                                                                                           All Other
     Name and Principal Position                     Year     Salary ($)    Bonus ($)      Compensation ($)
     ---------------------------                     ----     ----------    ---------      ----------------

     Robert J. Keogh (1)                             2003      160,000      28,000          6,000 (2)
         President and Chief Executive Officer       2002      150,000      22,500          6,000 (2)
                                                     2001      135,000      18,000          6,000 (2)
                                                     ------------------------------------------------------

     Donald F. Price                                 2003        91,667     29,716 (3)      9,465 (4)
         First Executive Vice President              2002        85,650     10,000             -
                                                     2001        80,533      8,700             -

(1) The Company provides Mr. Keogh with an automobile.

(2) Consists of director's fees.

(3) Includes $18,716 paid to Mr. Price to purchase 490 shares of the Company's common stock.

(4) Consists of incentive based compensation.

In 2003, there were no grants of stock options to or exercises of stock options by Messrs. Keogh or Price.

                         COMPENSATION PURSUANT TO PLANS

         The following table summarizes information, as of December 31, 2003, relating to the equity compensation plans of the Company pursuant to which grants of options to acquire shares of common stock may be granted from time to time.


EQUITY COMPENSATION PLAN INFORMATION

                                                                                             Number of Securities
                                     Number of Securities to be      Weighted-Average        Remaining Available for
                                     Issued Upon Exercise of         Exercise Price of       Future Issuance Under
Plan Category                        Outstanding Options             Outstanding Options     Equity Compensation Plans
-------------                        -------------------             -------------------     -------------------------

Equity Compensation Plans Approved   114,075                         $10.72                  38,950
by Security Holders

Equity Compensation Plans Not
Approved by Security Holders
                                     N/A                             N/A                     N/A
                                     ---                             ---                     ---
Total
                                     114,075                         $10.72                  38,950


         1987 Stock Option Plan and 1999 Stock Option Plan (Employee Stock Option Plan component). As of December 31, 2003 stock options for 97,075 shares of the Company's common stock are outstanding and, of these options, 96,409 are exercisable. Options are exercisable at prices ranging from $6.50 to $15.00 per share.

         1999 Stock Option Plan (Non-employee stock Option Plan component). As of December 31, 2003 stock options for 17,000 shares of the Company's common stock are outstanding and, of these options, 16,334 are exercisable. Options are exercisable at prices ranging from $12.30 to $24.06 per share.

         Deferred Compensation Plan. In 1985, the Bank entered into a deferred compensation and retirement arrangement with seven directors and one officer. Each participant is fully vested. The Bank's policy is to accrue the estimated amounts to be paid under the contracts over the expected period of active employment. The Bank has purchased life insurance contracts in order to fund the expected liabilities under the contracts. Upon reaching age 70, each participant will receive a retirement benefit ranging from $391 to $3,355 per month for each of the succeeding 120 months. If the participant dies prior to reaching age 70, his or her beneficiary will receive the monthly retirement benefits. The Bank has purchased life insurance contracts in order to fund the expected liabilities under the deferred compensation arrangements. As of December 31, 2003, Heritage Bank & Trust had accrued $311,088 to reflect the anticipated liability.

         In 1989, Robert J. Keogh, President of Heritage Bank & Trust (and Chief Executive Officer of the Company), became a participant in the Heritage Bank & Trust Executive Security Plan. In the event Mr. Keogh dies before he is 65 years old, his beneficiary will receive monthly payments of $4,167 for each of the succeeding 180 months. Upon Mr. Keogh's retirement, he will receive $4,167 per month for each of the succeeding 180 months or until his death, and, thereafter, his beneficiary will receive such retirement benefits. The Bank intends to fund this obligation through insurance proceeds. As of December 31, 2003, Heritage Bank & Trust had accrued $140,061 to reflect the anticipated liability.

         Employee Stock Ownership Plan. In 1998, the Board of Directors adopted an Employees' Stock Bonus Plan (the "ESOP"). The ESOP covers substantially all employees, whereby funds contributed by the Company are used to purchase outstanding common stock of the Company. Contributions are allocated to the participants based on the employee/participant's annual compensation. Employee participants in the ESOP include all employees who have completed six months of service beginning with the effective date of the ESOP. Benefits are vested after two years with the vested percentage increasing annually, reaching 100% after six years. Participants are automatically 100% vested in the ESOP upon reaching age 65, death or disability. The trustees of the ESOP vote all shares held by the plan. The Board of Directors has the right to amend or terminate the ESOP at any time. The Company expensed $43,000 and $34,000 for plan contributions for the years ended December 31, 2003 and 2002, respectively.

                          REPORT OF THE AUDIT COMMITTEE

March 24, 2004

To the Board of Directors of Heritage Bankshares, Inc.:

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2003.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.


Harvey W. Roberts, III, Chairman
James A. Cummings
Lisa F. Chandler
L. Allan Parrott, Jr.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Many directors of the Company and Heritage Bank & Trust and their associates, including business concerns in which they are officers or directors or in which they and/or their immediate families have a substantial interest, are customers of Heritage Bank & Trust. As such, they have had transactions with the Bank, including loans made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable loans to other parties. Such loans have not involved more than the normal risk of collectibility or other unfavorable features. See related party loan and deposit disclosures in
Note 13 of the Consolidated Financial Statements included in the Company's Annual Report.

         Heritage Bank & Trust occupies 7,581 square feet of a building located at 1450 South Military Highway in Chesapeake, Virginia. The building is owned by IBV Partners, L.P., a Virginia limited partnership, which has as its sole general partner IBV Real Estate Holdings, Inc., a wholly-owned subsidiary of the Company. Former and current directors of the Company and Heritage Bank & Trust own an aggregate of approximately 34% of the limited partnership interests. IBV Partners, L.P. and Heritage Bank & Trust entered into a lease in December 1986, which was modified in December 2001. See disclosures regarding the lease commitment in Note 12 of the Consolidated Financial Statements included in the Company's Annual Report.

         The Company and Heritage Bank & Trust purchase various types of business insurance through the Flagship Group, LTD, of which Stephen A. Johnsen is Executive Vice President. Mr. Johnsen is a director and Secretary of the Company. Insurance premiums paid to the Flagship Group, LTD as agent for commercial insurance providers was $43,000 during 2003. The Bank has also sold securities to the Flagship Group, LTD under agreements to repurchase, which constitute approximately 54% of the securities sold by the Bank under agreements to repurchase at December 31, 2003. See Note 9 of the Consolidated Financial Statements included in the Company's Annual Report for additional information.

                  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own greater than ten percent (10%) of the Company's common stock (the "Reporting Persons") to file reports relating to their ownership and changes in ownership of Company common stock with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports. Based solely on its review of copies of such reports and written representations that no other reports were required, the Company believes that all required reports were filed on a timely basis during the year ended December 31, 2003.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Witt Mares Eggleston Smith, PLC, independent public accountants, audited the books and records of the Company for the years ended December 31, 2003 and December 31, 2002.

Audit Fees
----------

         Fees billed by Witt Mares Eggleston Smith, PLC for professional services totaled $34,000 for the year ended December 31, 2003 and $42,100 for the year ended December 31, 2002, including fees associated with the annual audit and reviews of quarterly reports on Form 10-QSB.

Audit-Related Fees
------------------

         Audit related fees incurred for the year ended December 31, 2003 were $7,745.25 consisting of the performance of an Information Technology audit. Audit-related fees incurred for the year ended December 31, 2002 were $1,200 consisting of assistance related to accounting for stock options.

Tax Fees
--------

         Fees for tax services, including fees for review of the Company's consolidated federal income tax return, totaled $6,800 for the year ended December 31, 2003 and $6,572 for the year ended December 31, 2002.

All other Fees
--------------

         During the fiscal years ended December 31, 2002 and December 31, 2003, Witt Mares Eggleston Smith, PLC provided network intrusion testing services for the Company that totaled $4,995 for the year ended December 31, 2003 and $5,000 for the year ended December 31, 2002.

         The Audit Committee pre-approves audit engagement terms and fees prior to the commencement of any audit work, other than that which may be necessary for the independent auditor to prepare the proposed audit approach, scope and fee estimates. The independent auditors annually submit a written proposal that details all audit and audit related services. Audit fees are fixed and contained in the proposal, and the Audit Committee reviews the nature and dollar value of services provided under such proposal. Any revisions to such proposal after the engagement has begun are reviewed and pre-approved by the Audit Committee.

         There were no fees in 2003 that were not pre-approved by the Audit Committee. All services described above under the captions "Audit Fees", Audit Related Fees" and "Tax Fees" were approved by the Audit Committee pursuant to SEC Regulation S-X, Rule 2-01(c)(7)(i).


                              SHAREHOLDER PROPOSALS

         In order to be "eligible" to submit a proposal, a shareholder must have continuously held at least $2,000 in market value, or one percent (1%), of the Company's common stock entitled to vote on the proposal at the meeting for at least one year prior to submitting the proposal, and the shareholder must continue to hold such shares through the date on which the meeting is held.

         Each notice of a proposal must contain, among other things: (i) the name and address of the shareholder who intends to make the proposal; (ii) proof of ownership of a sufficient number of shares of the Company's common stock to satisfy the eligibility requirements to submit a proposal; (iii) written representations that the shareholder (A) has continuously held such shares for at least one year prior to submitting the proposal, (B) intends to continue to hold such shares through the date of the meeting and (C) intends to appear in person or by proxy at the meeting to present and vote for the proposal; (iii) a description of any material interest of such shareholder in any proposal to be submitted to the meeting; and (iv) such other information regarding each proposal as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

         SEC rules establish a deadline for submission of shareholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2005 annual meeting is February 25, 2005. If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the 2005 annual meeting.

         Under the regulations of the SEC as currently in effect, proposals of shareholders intended to be presented at the Company's 2005 annual meeting must be received by the Secretary of the Company, at its principal executive offices at 200 East Plume Street, Norfolk, Virginia 23510, no later than January 28, 2005, in order to be included in the proxy materials for the 2005 meeting. Any proposal that is received by the Company after February 25, 2005 will be considered untimely for consideration in the 2005 annual meeting. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these or other applicable requirements, but only after the Company has notified the shareholder(s) who have submitted the proposal of the problem and such shareholder(s) have failed to correct it. This obligation to notify the appropriate shareholder(s) does not apply to the failure to submit such proposal prior to the deadlines discussed above.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other business to come before the annual meeting as of the date of this proxy statement other than those matters addressed in this proxy statement. If, however, any other matters not referred to in the enclosed proxy come before the annual meeting, including matters incident to the conduct of the meeting, the holders of the proxies will vote the shares represented by the proxies in their discretion.

By Order of the Board of Directors,

Robert J. Keogh                               Peter M. Meredith, Jr.
President and Chief Executive Officer         Chairman of the Board of Directors


Norfolk, Virginia
April 19, 2004

                            HERITAGE BANKSHARES, INC.
                             Norfolk, Virginia 23510
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 26, 2004

         The undersigned hereby appoints F. Dudley Fulton, Chairman and James A. Cummings, and each of them as proxies (and if the undersigned is a proxy, as substitute proxies), each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of HERITAGE BANKSHARES, INC., held of record by the undersigned on April 8, 2004, at the Annual Meeting of Stockholders to be held on May 26, 2004, or at any adjournment thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2


1.   ELECTION OF DIRECTORS FOR THE TERMS SPECIFIED IN THE PROXY STATEMENT
     [ ] For all nominees listed below (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

         James A. Cummings, Robert J. Keogh, Peter M. Meredith, Jr.,
         Harvey W. Roberts III
     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

     ------------------------------------------------------------------------

2. RATIFICATION of selection of Witt Mares Eggleston Smith, PLC as independent accountants, as proposed in the Proxy Statement.

     [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business, and matters incident to the conduct of the meeting, as may properly come before the meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1 and 2


PLEASE SIGN exactly as your name appears hereon. When shares are held by joint tenants, only one of such persons need sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         Please mark, sign, date and return proxy card promptly.

                         Date_____________________________________________, 2004


                         -------------------------------------------------------
                                             Signature

                         -------------------------------------------------------
                                             Signature
                         [ ] Will attend meeting.   [ ] Will NOT attend meeting